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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 28, 2004



                                XATA CORPORATION
             (Exact name of registrant as specified in its charter)



          MINNESOTA                     0-27166                41-1641815
(State of other jurisdiction      (Commission File No.)       (IRS Employer
      of incorporation)                                   Identification Number)



           151 EAST CLIFF ROAD, SUITE 10, BURNSVILLE, MINNESOTA 55337
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 707-5600

              (Former name, former address and former fiscal year,
                       if changed since last report): N/A



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 27, 2004 we announced our results for the fiscal quarter ended March 31, 2004. Our press release is attached to this report as Exhibit 99.1.


Exhibit No.                  Description
-----------                  -----------
99.1                         Press Release dated April 27, 2004



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 28, 2004                 XATA CORPORATION



                                       By:  /s/ John G. Lewis
                                            ------------------------------------
                                            John G. Lewis, Chief Financial
                                            Officer (Principal accounting and
                                            financial officer) and Authorized
                                            Signatory



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